PRINCIPAL ACCOUNTING POLICIES - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
PRINCIPAL ACCOUNTING POLICIES
Cash and cash equivalents	¥ 20,008,382	$ 2,861,161	¥ 25,053,762
Restricted cash	2,929,999	418,984	2,684,214
Total	¥ 22,938,381	$ 3,280,145	¥ 27,737,976	$ 3,966,478	¥ 19,427,281	¥ 11,270,954